Exhibit 10.1

AMENDMENT NO. 9 TO
SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 9 to Second Amended and Restated Receivables Purchase Agreement (this “Amendment”) is dated as of August 18, 2016,  among Avnet Receivables Corporation, a Delaware corporation (“Seller”), Avnet, Inc., a New York corporation (“Avnet”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each of the entities party hereto identified as a “Financial Institution” (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), each of the entities party hereto identified as a “Company” (together with any of their respective successors and assigns hereunder, the “Companies”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers or any successor agent hereunder (together with its successors and assigns hereunder, the “Agent”), amending the Second Amended and Restated Receivables Purchase Agreement, dated as of August 26, 2010, as amended by Amendment No. 1 thereto, dated as of December 28, 2010, Amendment No. 2 thereto, dated as of August 25, 2011, Amendment No. 3 thereto, dated as of March 7, 2012, Amendment No. 4 thereto, dated as of August 23, 2012, Amendment No. 5 thereto, dated as of August 22, 2013, Amendment No. 6 thereto, dated as of August 21, 2014, Amendment No. 7 thereto, dated as of May 22, 2015 and Amendment No. 8 thereto, dated as of March 16, 2016, each among the Seller Parties, the Financial Institutions party thereto, the Companies party thereto, and the Agent (the “Original Agreement,” and as further amended, modified or supplemented from time to time, the “Receivables Purchase Agreement”).

RECITALS

The parties hereto are the current parties to the Original Agreement and they now desire to amend the Original Agreement, subject to the terms and conditions hereof, as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions Used Herein.   Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Original Agreement.

Section 2. Amendment. Subject to the terms and conditions set forth herein, the Original Agreement is hereby amended as follows:
(a) The tenth paragraph of the Preliminary Statements to the Original Agreement is hereby deleted in its entirety.
(b) The definition of “LIBO Rate” in Exhibit I to the Original Agreement is hereby deleted in its entirety and replaced with the following:

Amendment No. 9 to

Avnet Receivables Purchase Agreement

““LIBO Rate” means the sum of (i) (x) with respect to Chariot Funding LLC and PNC Bank, National Association, the Daily/90 Day LIBOR Rate, as defined in Schedule C, or (y) with respect to the other Financial Institutions, subject to the limitation contained in the last sentence of Section 4.1, (a) the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page1 (or any successor or substitute page) as the London Interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period and for delivery on the first day of such Tranche Period, for the number of days comprised therein, and in an amount equal to or comparable to the amount of the Capital associated with such Tranche Period (provided, that if at least two such offered rates appear on Reuters Screen LIBOR01 Page1, the rate in respect of such Tranche Period will be the arithmetic mean of such offered rates), divided by (b) one minus a percentage (expressed as a decimal) equal to the daily average during such Tranche Period of the percentage in effect on each day of such Tranche Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto), for determining the aggregate maximum reserve requirements applicable to “Eurocurrency Liabilities” pursuant to Regulation D or any other then applicable regulation of such Board of Governors which prescribes reserve requirements applicable to “Eurocurrency Liabilities” as presently defined in Regulation D, plus (ii) the Applicable Margin; provided, however, that if the LIBO Rate as determined herein would be less than zero percent (0.00%) on any day, for purposes of this Agreement, such rate shall be deemed to be zero percent (0.00%) for such day.  If for any reason the foregoing rates are unavailable from the Reuters service, then such rate of interest shall be based upon another market quotation rate source as determined by JPMorgan Chase Bank, N.A.”

(c) The definition of “Liquidity Termination Date” in Exhibit I to the Original Agreement is hereby deleted in its entirety and replaced with the following:

““Liquidity Termination Date” means August 19, 2018.”

(d) The definition of “Purchase Limit” in Exhibit I to the Original Agreement is hereby amended by replacing $900,000,000 with $800,000,000.
(e) Schedule A to the Original Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.
(f) The definition of “Company Costs” in Schedule C to the Original Agreement is hereby amended by replacing clause e. with a new clause e. below and adding a new clause g. below:

“e.For any Purchaser Interest purchased by the WFB Company for any day, an amount equal to (i) the product of (A) the Daily/30 Day LIBOR Rate in respect of such day, and (B) the aggregate Capital associated with each Purchaser Interest that shall have been funded by the WFB Company, as applicable, divided by (ii) 360.  “Daily/30 Day LIBOR Rate” shall mean, for any day, a rate per annum equal to the one-month Eurodollar rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by WFB, as applicable, from another recognized source for interbank quotation), in each

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Amendment No. 9 to

Avnet Receivables Purchase Agreement

case, changing when and as such rate changes; provided, however, that if the Daily/30 Day LIBOR Rate as determined herein would be less than zero percent (0.00%) on any day, for purposes of this Agreement, such rate shall be deemed to be zero percent (0.00%)  for such day.

g.For any Purchaser Interest purchased by the PNC Company, for any day, an amount equal to (i) the product of (A) the Daily/90 Day LIBOR Rate in respect of such day, and (B) the aggregate Capital associated with each Purchaser Interest that shall have been funded by the PNC Company with the issuance of Commercial Paper, divided by (ii) 360.  “Daily/90 Day LIBOR Rate” shall mean, for any day, a rate per annum equal to the ninety (90) day London-Interbank Offered Rate appearing on the Bloomberg BBAM (British Bankers Association) Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on such day or, if such day is not a Business Day in London, the immediately preceding Business Day in London; provided, however, that if the Daily/90 Day LIBOR Rate as determined herein would be less than zero percent (0.00%) on any day, for purposes of this Agreement, such rate shall be deemed to be zero percent (0.00%)  for such day.  In the event that such rate is not available on any day at such time for any reason, then the “Daily/90 Day LIBOR Rate” for such day shall be the rate at which ninety (90) day U.S. Dollar deposits of $5,000,000 are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on such day; and if the Agent is for any reason unable to determine the Daily/90 Day LIBOR Rate in the foregoing manner or has determined in good faith that the Daily/90 Day LIBOR Rate determined in such manner does not accurately reflect the cost of acquiring, funding or maintaining a Purchaser Interest, the Daily/90 Day LIBOR Rate for such day shall be the Alternative Base Rate.”

Section 3. Waiver.  The Agent and each Financial Institution hereby waive their right to receive an Extension Notice in connection with the extension of the Liquidity Termination Date contemplated by this Amendment and hereby consent to the proposed extension of the Liquidity Termination Date as set forth herein.

Section 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:
(a) Amendment. The Agent and each Seller Party shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) Fee Letter.  The Agent and each Seller Party shall have received, on or before the date hereof, executed counterparts of the Fee Letter, dated the date hereof, duly executed by the Agent, the Financial Institutions, the Companies, SMBC Nikko Securities America, Inc., as agent for the SMBC Company, and the Seller.

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Amendment No. 9 to

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(c) Representations and Warranties.  As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties of each Seller Party contained in the Original Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such); it being understood that any specific occurrence or occurrences constituting breaches of any representation or warranty, to the extent waived in writing by the Financial Institutions and the Companies, ceased to constitute any such breach (solely with respect to such specific occurrence or occurrences) from and after the date of such waiver.

(d) No Amortization Event or Potential Amortization Event.  As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such); it being understood that any specific occurrence or occurrences constituting Amortization Events or Potential Amortization Events, to the extent waived in writing by the Financial Institutions and the Companies, ceased to constitute Amortization Events or Potential Amortization Events (solely with respect to such specific occurrence or occurrences) from and after the date of such waiver.

(e) Renewal Fee. The Seller shall have paid, by wire transfer of immediately available funds, the Renewal Fee as defined in and in accordance with the Fee Letter.
Section 5. Miscellaneous.

(a) Effect; Ratification.  The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Original Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which the Agent, any Company or Financial Institution (or any of their respective assigns) may now have or may have in the future under or in connection with the Receivables Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein.  Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Original Agreement or to the “Receivables Purchase Agreement” shall mean the Original Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents.  This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses.  Seller agrees to reimburse the Agent and each Purchaser and its assigns upon demand for all reasonable and documented out-of-pocket costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

(d) Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

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Amendment No. 9 to

Avnet Receivables Purchase Agreement

(e) Severability.  Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(g) WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

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Amendment No. 9 to

Avnet Receivables Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION,
as Seller

By:	/s/ Kevin Moriarty
Name:	Kevin Moriarty
Title:	President

AVNET, INC., as Servicer

By:	/s/ Erin Lewin
Name:	Erin Lewin
Title:	Senior Vice President and General Counsel

Amendment No. 9 to

Avnet Receivables Purchase Agreement

Commitment: $136,000,000	CHARIOT FUNDING LLC,
as a Company and as a Financial Institution

	By:	JPMorgan Chase Bank, N.A.,
its Attorney-in-Fact

	By:	/s/ John Lindsay
	Name:	John Lindsay
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as Agent

	By:	/s/ John Lindsay
	Name:	John Lindsay
	Title:	Vice President

Amendment No. 9 to

Avnet Receivables Purchase Agreement

LIBERTY STREET FUNDING LLC,
as a Company

	By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

Commitment: $136,000,000	THE BANK OF NOVA SCOTIA,
as a Financial Institution

	By:	/s/ Diane Emanuel
	Name:	Diane Emanuel
	Title:	Managing Director

Amendment No. 9 to

Avnet Receivables Purchase Agreement

VICTORY RECEIVABLES CORPORATION,
as a Company

	By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

Commitment: $113,333,333.33	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Financial Institution

	By:	/s/ Eric Williams
	Name:	Eric Williams
	Title:	Managing Director

Amendment No. 9 to

Avnet Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Company

	By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

Commitment: $111,111,111.11	PNC BANK, NATIONAL ASSOCIATION,
as a Financial Institution

	By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

Amendment No. 9 to

Avnet Receivables Purchase Agreement

BRANCH BANKING AND TRUST COMPANY,
as a Company

	By:	/s/ T. J. Lockwood
	Name:	T. J. Lockwood
	Title:	Vice President

Commitment: $66,666,666.67	BRANCH BANKING AND TRUST COMPANY,
as a Financial Institution

	By:	/s/ T. J. Lockwood
	Name:	T. J. Lockwood
	Title:	Vice President

Amendment No. 9 to

Avnet Receivables Purchase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Company

	By:	/s/ Elizabeth R. Wagner
	Name:	Elizabeth R. Wagner
	Title:	Vice President

Commitment: $133,333,333.33	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Financial Institution

	By:	/s/ Elizabeth R. Wagner
	Name:	Elizabeth R. Wagner
	Title:	Vice President

Amendment No. 9 to

Avnet Receivables Purchase Agreement

Manhattan Asset Funding
Company LLC, as a Company

	By:	MAF Receivables Corp., its member

	By:	/s/ Irina Khaimova
	Name:	Irina Khaimova
	Title:	Vice President

SMBC NIKKO SECURITIES AMERICA, INC.,
as agent for the SMBC Company

	By:	/s/ Yukimi Konno
	Name:	Yukimi Konno
	Title:	Managing Director

Commitment: $113,333,333.33	Sumitomo Mitsui Banking Corporation, as a Financial Institution

	By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

Amendment No. 9 to

Avnet Receivables Purchase Agreement

SCHEDULE A

COMMITMENTS, COMPANY PURCHASE LIMITS
AND RELATED FINANCIAL INSTITUTIONS

Commitments of Financial Institutions

Financial Institution	Commitment
Chariot Funding LLC	$136,000,000
The Bank of Nova Scotia	$136,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$113,333,333.33
PNC Bank, National Association	$111,111,111.11
Sumitomo Mitsui Banking Corporation	$113,333,333.33
Branch Banking and Trust Company	$66,666,666.67
Wells Fargo Bank, National Association	$133,333,333.33

Company Purchase Limits and
Related Financial Institutions of Companies

Company	Company Purchase Limit	Related Financial Institution(s)
Chariot Funding LLC	$133,333,333.34	Chariot Funding LLC
Liberty Street Funding LLC	$133,333,333.33	The Bank of Nova Scotia
Victory Receivables Corporation	$111,111,111.11	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
PNC Bank, National Association	$111,111,111.11	PNC Bank, National Association
Manhattan Asset Funding Company LLC	$111,111,111.11	Sumitomo Mitsui Banking Corporation
Branch Banking and Trust Company	$66,666,666.67	Branch Banking and Trust Company
Wells Fargo Bank, National Association	$133,333,333.33	Wells Fargo Bank, National Association

Sch-1

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